UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April  25, 2019

Shutterfly, Inc.
(Exact Name of the Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-33031	94-3330068
(Commission File Number)	(IRS Employer Identification No.)

2800 Bridge Parkway Redwood City, California	94065
(Address of Principal Executive Offices)	(Zip Code)

(650) 610-5200
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2)

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.  Results of Operations and Financial Condition.

On April 25, 2019, Shutterfly, Inc. (“Shutterfly”) issued a press release announcing its financial results for the first quarter ended March 31, 2019.

This press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information furnished under Item 2.02 of Form 8-K, “Results of Operations and Financial Condition,” including Exhibit 99.1, is furnished and is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section.  The information contained in Item 2.02 and in the accompanying exhibit is not incorporated by reference in any filing of Shutterfly under the Securities Act of 1933 or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.

Use of Non-GAAP Financial Information

Shutterfly has supplemented the financial measures contained in the attached press release that are provided in accordance with generally accepted accounting principles (“GAAP”) with non-GAAP financial measures. Shutterfly believes that these non-GAAP financial measures provide useful information about its operating results and thus are appropriate to enhance the overall understanding of its past financial performance and its prospects for the future. These adjustments to Shutterfly’s GAAP results are made with the intent of providing both management and investors a more complete understanding of Shutterfly’s underlying operational results and trends and performance. Management uses these non-GAAP measures to evaluate Shutterfly’s financial results, develop budgets, manage expenditures and determine employee compensation. The methods used by Shutterfly to produce non-GAAP financial results may differ from the methods used by other companies.  Shutterfly’s reference to these non-GAAP financial results should be considered in addition to results that are prepared under current accounting standards but should not be considered as a substitute for, or superior to, the financial results that are presented as consistent with GAAP.  Reconciliation to the nearest GAAP financial measures of the non-GAAP financial measures is included in the press release attached hereto as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits.

(d)   Exhibits.

Number	Description
99.1	Press release, dated April 25, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SHUTTERFLY, INC.

By:	/s/ Michael Pope Michael Pope Senior Vice President & Chief Financial Officer
Date:  April  25, 2019

EXHIBIT INDEX

Number	Description
99.1	Press release, dated April 25, 2019.